UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 10, 2010

ZBB Energy Corporation
(Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin		53051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual of meeting of shareholder held on November 10, 2010, the shareholders of ZBB Energy Corporation (the “Company”) approved the Company’s 2010 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”). A description of the terms and conditions of the Omnibus Plan is set forth in the Company’s Proxy Statement for the 2010 Annual Meeting of Shareholders of the Company as filed with the Securities and Exchange Commission on September 24, 2010 (the “2010 Proxy Statement”) under the heading “Proposal 2—Approval of 2010 Omnibus Incentive Plan,” which such description is incorporated herein by reference.  This summary is qualified in its entirety by the full text of the Omnibus Plan set forth in Appendix A to the 2010 Proxy Statement which is also incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 10, 2010, the Company held its 2010 Annual Meeting of Shareholders. The certified results of the matters voted upon at the meeting, which are more fully described in the 2010 Proxy Statement are as follows:

The Company’s shareholders elected the two nominees to the Company’s Board of Directors to serve for three year terms as Class III directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes

Eric C. Apfelbach	4,411,339	116,388	6,388,884

Paul F. Koeppe	3,751,967	775,760	6,388,884

The Company’s shareholders approved the 2010 Omnibus Long-Term Incentive Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes

3,518,021	991,787	17,919	6,388,884

The Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to authorize a class of undesignated preferred stock:

For	Against	Abstain	Broker Non-Votes

3,505,674	1,017,098	4,955	6,388,884

The Company’s shareholders ratified the appointment of Baker Tilly as the Company’s independent registered public accounting firm for the 2011 fiscal year, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes

10,739,439	139,278	37,894	0

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in Item 5.02 above, at the annual of meeting of shareholder held on November 10, 2010, the shareholders of the Company approved an amendment to the Company’s Articles of Incorporation to authorize a class of undesignated preferred stock (the “Amendment”). A description of the Amendment is set forth in the 2010 Proxy Statement under the heading “Proposal 3—Approval of Amendment to Articles of Incorporation that Would Authorize a Class of Undesignated Preferred Stock,” which such description is incorporated herein by reference.  This summary is qualified in its entirety by the full text of the Amendment set forth in Appendix B to the 2010 Proxy Statement which is also incorporated by reference herein.

Following the shareholders’ approval of the Amendment and consistent with its intention stated in the 2010 Proxy Statement, the Company’s board of directors approved a certificate of designation of preferences, rights and limitations (the “Certificate of Designations”) to authorize shares of Series A preferred stock in accordance with the terms of the Amended and Restated Securities Purchase Agreement dated August 31, 2010 between the Company and Socius CG II, Ltd. (the “Socius Securities Purchase Agreement”).  A description of the Certificate of Designations is set forth in the 2010 Proxy Statement under the heading “Proposal 3—Approval of Amendment to Articles of Incorporation that Would Authorize a Class of Undesignated Preferred Stock,” which such description is incorporated herein by reference.  This summary is qualified in its entirety by the full text of the Certificate of Designations set forth in Appendix C to the 2010 Proxy Statement which is also incorporated by reference herein.

Upon the authorization of Series A preferred stock and in accordance with the terms of the Socius Securities Purchase Agreement, the $517,168 of outstanding debentures issued by the Company to Socius CG II, Ltd. on September 2, 2010 were converted into shares of Series A preferred stock.  In addition, in accordance with the Socius Securities Purchase Agreement, any future tranches under the Socius Securities Purchase Agreement will involve shares of Series A preferred stock instead of debentures..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: November 12, 2010	By:	/s/ Eric C. Apfelbach
	Name:	Eric C. Apfelbach
	Title:	President and CEO